SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2015

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street
Stamford, Connecticut 06901
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE.

On April 13, 2015, Charter Communications, Inc. (the "Company") announced that its subsidiaries, CCO Holdings, LLC and CCO Holdings Capital Corp. commenced a cash tender offer for any and all of its outstanding 7.25% senior notes due 2017 and 8.125% senior notes due 2020 (together, the "Notes"). The tender offer will expire at 11:59 PM New York City time, on Monday, April 20, 2015, unless extended or earlier terminated. A press release announcing the tender offer is attached hereto as Exhibit 99.1. The foregoing description is qualified in its entirety by reference to the text of such press release.

The information contained in this Current Report on Form 8-K shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Further, such information shall not be deemed incorporated by reference into any of the Company’s reports or filings with the Securities Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

99.1*	Press release regarding offer dated April 13, 2015.

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* furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Patricia A. Baldes
Patricia A. Baldes
Date: April 13, 2015		Vice President - Financial Reporting

EXHIBIT INDEX

Exhibit Number	Description

99.1*	Press release regarding offer dated April 13, 2015.

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* furnished herewith